Investment in Joint Venture	12 Months Ended
Dec. 31, 2024
Investment in Joint Venture [Abstract]
INVESTMENT IN JOINT VENTURE

NOTE 6 - INVESTMENT IN JOINT VENTURE

In 2024, under a joint venture agreement with a Spanish partner in the field of renewable energy (an agreement that became effective on September 24, 2024), the parties established a new company – Brenmiller Europe S.L. – where 60% of the shares are held by the Company and the remaining 40% by the Spanish partner (hereinafter – “BRSL”). Under the agreement, the parties agreed to cooperate in the promotion and sale of renewable energy projects or services of the Company in certain European territories through BRSL. According to the agreement, the parties made an initial investment of Euro 7,500 in shareholders’ equity (of which the Company’s share was Euro 4,500), and committed to fund the activities of BRSL during the first three years of its operation (up to the amount of Euro 1.44 million), by way of shareholder loans, according to their relative shareholding. As of December 31, 2024, the Company provided a loan to BRSL of Euro 66.6 thousand in that regard. BRSL had insignificant activities in the last quarter of 2024.

BRSL Board of directors is comprised of 2 representatives from each party and one independent director that will serve as chairman of the board, but has no decisive vote. The agreement sets a list of issues that require “de-facto” mutual agreement of both parties in board’s decisions. Any change in this mechanism requires a qualified majority of 75% in shareholders meetings. Consequently, the Company concluded that it has no control over the JV but has the ability to exercise significant influence.